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                                                                   EXHIBIT 4.5


                        (FRONT SIDE OF STOCK CERTIFICATE)
COMMON STOCK                                                             SHARES
NUMBER                                                        CUSIP 25063E 10 0

C________________________________
INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE   DESTIA COMMUNICATIONS, INC.

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
THIS IS TO CERTIFY THAT
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK. $.01 PAR VALUE, of Destia Communications, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                                       COUNTERSIGNED AND REGISTERED:
                                             AMERICAN STOCK TRANSFER & TRUST

                                             BY          , TRANSFER AGENT
                                                         AND REGISTRAR
                                                         AUTHORIZED OFFICER

SECRETARY                                                 CHAIRMAN OF THE BOARD
                                (CORPORATE SEAL)

                       (REVERSE SIDE OF STOCK CERTIFICATE)
                           DESTIA COMMUNICATIONS, INC.

         The Corporation will furnish without charge to each stockholder who so requests, the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT - _________ Custodian
                                                               (Cust)

TEN ENT-        as tenants by the entireties
                                                             ---------
                                                               (Minor)

JT TEN-         as joint tenants with                       under Uniform gifts
                right of survivorship                           to Minors Act
                and not as tenants in common



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                                                               -----------------
                                                                     (State)

Additional abbreviations may also be used though not in the above list. For Value Received, ____________________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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Shares of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint _______________________, Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated __________________________
                                            ------------------------------------

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED GUARANTEE MEDALLION PROGRAM).